                       THIRD AMENDMENT AND LIMITED WAIVER
                         DATED AS OF SEPTEMBER 29, 1995


                 This THIRD AMENDMENT AND LIMITED WAIVER dated as of September 29, 1995 (this "AMENDMENT") to the Credit Agreement dated as of April 6, 1995, as amended by that certain First Amendment and Waiver dated as of August 9, 1995 (the "FIRST AMENDMENT") and that certain Second Amendment dated as of September 7, 1995 (the "SECOND AMENDMENT") (as so amended, the "CREDIT AGREEMENT"), is by and among CORAM HEALTHCARE CORPORATION, a Delaware corporation ("CORAM"), CORAM, INC., a Delaware corporation (the "BORROWER") and a wholly owned subsidiary of Coram, EACH SUBSIDIARY GUARANTOR (as defined in the Credit Agreement) listed on Exhibit A hereto, THE FINANCIAL INSTITUTIONS PARTY THERETO (the "LENDERS") and CHEMICAL BANK, as agent for the Lenders (in such capacity the "ADMINISTRATIVE AGENT"), as collateral agent for the Lenders (in such capacity, the "COLLATERAL AGENT") and as fronting bank (in such capacity, the "FRONTING BANK"). Capitalized terms used herein without definitions shall have the respective meanings assigned in the Credit Agreement.

                                    RECITALS

                 WHEREAS, Coram and Borrower have requested Lenders to (i) defer until October 31, 1995 the principal payment required under the Credit Agreement to be made on September 30, 1995, (ii) to waive until October 31, 1995 certain other Events of Default and (iii) amend certain covenants and other provisions as provided herein; and

                 WHEREAS, subject to the terms and conditions contained herein, Lenders have agreed to grant until October 31, 1995 the limited waiver contained herein and the parties have agreed to amend the Credit Agreement as provided herein.

                 NOW, THEREFORE, in consideration of the premises and the mutual agreements, provisions and covenants herein contained, the Borrower, Coram, the Subsidiary Guarantors and the Lenders hereby agree, on the terms and subject to the conditions set forth herein, as follows:

                                  AGREEMENT

                 SECTION 1.  LIMITED WAIVER.

                 (a)      Subject to the provisions of paragraph (c) of this
Section 1, the Lenders hereby waive, until October 31, 1995, any Event of Default resulting solely from (i) the Borrower's failure to make the $10,000,000 principal payment required to be made on September 30, 1995 pursuant to Section 2.11, (ii) Coram's and the Borrower's failure to comply with the provisions of Section 5.05(a) and 5.05(b) prior to the Amendment Effective Date (as hereinafter defined), (iii) Coram's and the Borrower's failure to comply with the provisions of Section 5.05(c), (iv) Coram's and the Borrower's failure to comply with the provisions of Sections 6.12 and 6.13 of the Credit Agreement for the fiscal periods ended June 30, 1995 and September 30, 1995, (v) Coram's and the Borrower's failure to comply with the provisions of Section 6.14 for the fiscal period ended September 30, 1995 and (vi) Coram's and the Borrower's failure to comply with the provisions of paragraph (a) of
Article VII prior to the Amendment Effective Date, but only to the extent such failure relates to the representation contained in Section 3.06.

                 (b)      Without limiting the generality of the provisions of
Section 9.08 of the Credit Agreement, the waiver set forth herein shall be limited precisely as written and relates solely to the noncompliance by the Borrower with the provisions of Sections 2.11, 5.05, 6.12, 6.13, 6.14 and paragraph (a) of Article VII (collectively, the "APPLICABLE SECTIONS") of the Credit Agreement to the extent and for the period described above and nothing in this Limited Waiver shall be deemed to (a) constitute a waiver of compliance by Coram or the Borrower with respect to (i) any Applicable Section in any other instance or (ii) any other term, provisions or condition of the Credit Agreement or any other instrument or agreement referred to therein, (b) prejudice any right or remedy that Administrative Agent, Collateral Agent or any Lender may now have (except to the extent such right or remedy was based upon existing Events of Default that will not exist after giving effect to this limited waiver) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein or
(c) create any obligation on the part of Administrative Agent, Collateral Agent or any Lender to renew or extend the waiver contained herein. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed; provided that the limited waiver in this Section 1 shall supersede the limited waiver contained in Section 1 of the First Amendment in its entirety.

                 (c) Notwithstanding anything to the contrary contained in this Amendment, the limited waiver granted herein shall immediately terminate and be of no further force or effect if (i) any Event of Default other than those specifically waived herein shall occur, (ii) the Borrower, Coram or any Subsidiary Guarantor shall fail to comply with any agreement or provision contained in this Amendment or (iii) there shall be any amendment, other modification or termination of the payment deferral granted by

DLJ pursuant to that certain letter agreement dated as of August 11, 1995 (the "DLJ DEFERRAL LETTER") with respect to the Subordinated Bridge Notes and the duration fee payable pursuant to Section 2.2(d) of the Securities Purchase Agreement dated as of April 6, 1995 (as amended to the date hereof, the "SECURITIES PURCHASE AGREEMENT") among Coram, the Borrower and DLJ, in each case without the prior written consent of Required Lenders.

                 SECTION 2.          AMENDMENTS TO THE CREDIT AGREEMENT.

                 2.1      AMENDMENTS TO ARTICLE I: DEFINITIONS.

                 The definition of "Net Proceeds" contained in Section 1.01 is hereby amended by (i) deleting the phrase "in excess of $500,000" from subsection (a) thereof, (ii) deleting the phrase "in excess of $2,000,000 in any fiscal year" from subsection (a) thereof, and (iii) deleting the phrase "in any transaction or series of related transactions, for an aggregate purchase price of $2,500,000 or more for the period following the Closing Date" from subsection (b) thereof.

                 2.2      AMENDMENTS TO ARTICLE V: AFFIRMATIVE COVENANTS.

                 Section 5.12 of the Credit Agreement is hereby amended by (i) deleting the phrase "on a quarterly basis, except in connection with a Permitted Business Acquisition, in which case" from clause (b) thereof, (ii) deleting the word "thereafter" from clause (b) thereof and substituting the phrase "promptly upon the request of Agent, or otherwise by the last day of the then current fiscal quarter" therefor, and (iii) deleting the phrase "shall have owned for a period of at least six months real property that is located in the United States that has an aggregate fair market value (net of deduction from such value of the principal amount of any Indebtedness secured by any Liens or such real property) equal to at least $5,000,000, promptly, but in any event within 30 days after the end of such six-month period" from clause (c) thereof and substituting therefor the phrase "shall acquire any real property or, with respect to any other real property, upon the request of Collateral Agent, promptly".

                 2.3      AMENDMENTS TO ARTICLE VI: NEGATIVE COVENANTS.

                 Section 6.02 of the Credit Agreement is hereby amended by adding the phrase "(provided that no foreclosure action has been commenced with respect to such Liens that has not been stayed or discharged within thirty (30)
days)" at the end of subsection (k) thereof.

                 SECTION 3.          OTHER AGREEMENTS.

                 3.1 LIENS. Each of Coram and the Borrower agrees that, notwithstanding the terms and provisions of the Credit Agreement, Coram and the

Borrower will not, and will not cause or permit any of its Subsidiaries to, incur any Liens pursuant to Section 6.02(m).

                 3.2      ACCESS AND INSPECTION RIGHTS.

                 A. Without limiting the provisions of Section 5.07 of the Credit Agreement, Coram, the Borrower and each Subsidiary Guarantor hereby agrees that Zolfo Cooper L.L.C., or any other representative designated by the Agent or the Required Lenders, shall have full and unimpeded access to all personnel, books and records of Coram, the Borrower and the Subsidiary Guarantors, all in accordance with the provisions of the letter delivered pursuant to Section 4.A of this Amendment.

                 B. Coram and the Borrower hereby agree that Lenders shall have full and unimpeded access to the investment banking firm retained by Coram and Borrower pursuant to Section 4.B of this Agreement for the purposes set forth in such Section 4.B.

                 3.3 CASH FLOW FORECAST. Coram and Borrower hereby affirm their obligation pursuant to Subsection 5.04(k) of the Credit Agreement; provided that (i) from and after the Amendment Effective Date (as hereinafter defined), such forecast shall be accompanied by a report including weekly information (to the extent available) regarding accounts receivable and accounts payable (including summary agings of each) and payor and therapy mix and (ii) the information regarding aggregate cash disbursements (measured on a weekly and cumulative basis consistent with past practices) shall be delivered no later than the Wednesday immediately following the applicable week. If any such information is not available, such report shall generally describe the information that is not available and shall state when it will become available.

                 3.4 TAX RETURNS. The Borrower and Coram hereby agree to make available to Agent and its representatives and, upon the request of Agent, to deliver to Agent, as soon as available, tax returns for each of them and for each Subsidiary of Coram that is a separate legal entity.

                 3.5 CASH DISBURSEMENTS COVENANTS. The Borrower and Coram hereby agree that the aggregate cash disbursements on a consolidated basis for Coram and its Subsidiaries, in each case measured on a cumulative basis (and set forth in the information delivered pursuant to Section 3.3 of this Amendment) for the periods set forth below on the first Wednesday occurring after each such period, shall not exceed the corresponding amount set forth below:

                Period                                                  Amount
                ------                                                  ------
 September 30 through October 6                                       $17,335,000

 September 30 through October 13                                       35,525,000

 September 30 through October 20                                       48,200,000

 September 30 through October 27                                       60,400,000

                 3.6 WEEKLY STATUS REPORT. The Borrower and Coram hereby agree that Richard Smith (or if Richard Smith is unavailable, James Sweeney, John Gallatin or such other member of management as is informed as to the matters to be discussed and reasonably acceptable to Required Lenders) will lead a weekly conference call with the Lenders, which call will include a status report on revenue stabilization, cost cutting, accounts receivable, accounts payable, management information systems integration, sale and equity financing initiatives and other topics requested by the Lenders to be included in such conference call.

                 3.7 LIMITATION ON REVOLVING CREDIT BORROWINGS. Notwithstanding any of the terms or provisions of the Credit Agreement, the Lenders shall not be obligated to make or issue, any Revolving Loans or Letters of Credit that would, at any time, have the effect of causing the sum of the aggregate principal amount of Revolving Loans outstanding and the total L/C Exposure to exceed $35,835,600 minus the aggregate amount of principal payments and reductions in L/C Exposure subsequent to the Amendment Effective Date (as hereinafter defined). In addition, the Borrower hereby affirms its obligations to make all prepayments required pursuant to Section 2.12(c) of the Credit Agreement.

                 3.8 EXPENSES. Coram and the Borrower hereby agree to pay all fees and expenses payable under the Credit Agreement and the reasonable fees and expenses of the Lenders' financial advisors within five days of receipt of the applicable invoice.

                 3.9      CASH MANAGEMENT SYSTEM.

                 (a) Notwithstanding the terms and provisions of the Credit Agreement or the Security Agreement (including Article VI thereof), the Borrower agrees, to the extent the following actions have not already been completed, (i) to take the actions specified in Section 5.14(b) of the Credit Agreement and Section 6.05 of the Security Agreement as soon as practicable, and in any event on or prior to October 16, 1995 (provided that all lock-box agreements shall be in form and substance acceptable to Collateral Agent) and
(ii) in connection therewith, to cause all accounts so created or maintained to be held in the name of Chemical Bank, as Collateral Agent.

                 (b) Coram, Borrower and each Subsidiary Guarantor hereby acknowledge and agree that (i) none of them shall have any access to any funds or other amounts on deposit in any bank or other financial institution (including without limitation any amounts on deposit at Chemical Bank or in any Collection Deposit Account, as such term is defined in the Security Agreement), except that, unless an Event of Default has occurred and is continuing, Borrower may withdraw amounts on deposit in the Funding Account (as such term is defined in the Security Agreement) and (ii) to the extent they have not already done so, immediately instruct in writing all institutions at which Coram, Borrower or any Subsidiary Guarantor maintains a deposit account (other than any institution which is required, pursuant to the terms of a lockbox agreement permitted under the Credit Agreement, to transfer all amounts on deposit to an account at The First National Bank of Chicago) to transfer on a daily basis to the Chemical Cash Concentration Account, by wire transfer or ACH, all amounts on deposit in such accounts.

                 (c) Nothing in this Amendment (including without limitation this Section 3.9) or otherwise shall constitute a waiver of the Lenders', Administrative Agent's or Collateral Agent's rights or remedies upon the occurrence of an Event of Default.

                 3.10     RESTRICTIONS ON CERTAIN SALES.

                 Without limiting the provisions of the Credit Agreement (including without limitation Section 6.05 thereof) or any Security Document, Coram the Borrower and each Subsidiary Guarantor hereby agree not to sell or otherwise dispose of any Accounts without the consent of Required Lenders.

                 3.11     RETENTION OF INVESTMENT BANKING FIRM.

                 No later than October 5, 1995, Coram and the Borrower shall retain Merrill Lynch & Co. (as suggested by Coram and the Borrower) or another investment banking firm satisfactory to Required Lenders for the purpose of immediately exploring the sale of Coram and its Subsidiaries, in whole or in part(s), raising equity or refinancing indebtedness.

                 SECTION 4.          CONDITIONS TO EFFECTIVENESS.

                 Sections 1 and 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions (the date of satisfaction of such conditions being referred to herein as the "AMENDMENT EFFECTIVE DATE"):

                 A. ACCESS LETTER. Delivery to the Administrative Agent of a letter executed by James Sweeney, as chief executive officer of Coram and the Borrower regarding unimpeded access by Zolfo Cooper L.L.C., or other representative designated by the Required Lenders, to the personnel, books and records of Coram, the Borrower and the Subsidiary Guarantors in substantially the form attached as Annex I hereto.

                 B. SECURITY INTERESTS. Coram, the Borrower and the Subsidiary Guarantors shall have taken all action necessary to grant Collateral Agent a security interest in all assets of Coram, the Borrower and the Subsidiary Guarantors, including all real and personal property in which the Collateral Agent does not already have a Lien to secure the Obligations, and Coram and the Borrower shall have delivered to the Collateral Agent a certificate executed by the chief executive officer or chief financial officer of Coram and the Borrower certifying that all of their respective property and the property of the Subsidiary Guarantors (except for rights under any agreement (other than the Asset Purchase Agreement and Interest Rate Protection Agreements) in existence on April 6, 1995 as to which the granting of a Lien pursuant to the Security Agreement would constitute a breach of such agreement, but including all rights to receive amounts paid or payable in respect of any joint venture or partnership interest) is encumbered with a Lien in favor of the Collateral Agent to secure the Obligations; provided that if Coram delivers a certificate executed by its chief executive officer or chief financial officer certifying that the fair market value of its property located at 4551 North David Highway, Pensacola, Florida (the "PENSACOLA PROPERTY") is less than the principal amount of Indebtedness secured by such property and that Coram intends to transfer the Pensacola Property to the holder of such Indebtedness pursuant to a deed in lieu or otherwise abandon the Pensacola Property as soon as practicable, Coram shall not be required to grant a Lien in favor of Collateral Agent in the Pensacola Property. The security interests granted in favor of Collateral Agent shall be for the ratable benefit of the Secured Parties (as defined in the applicable Security Document) as provided in the Security Documents.

                 C. DLJ DEFERRAL. Delivery to the Administrative Agent of evidence satisfactory in form and substance to the Administrative Agent that DLJ has deferred until October 31, 1995 all payments in respect of the Subordinated Bridge Notes and the duration fee payable pursuant to Section 2.2(d) of the Securities Purchase Agreement.

                 D. PAYMENT OF FEES AND EXPENSES. The Borrower shall have paid (i) the fees and expenses of the Lenders, Administrative Agent, Collateral Agent and their professionals accrued and estimated as of September 30, 1995, (ii) a deposit with the Administrative Agent of $50,000 to be held as security for payment of the fees and expenses of the Lenders, Administrative Agent and Collateral Agent accruing after September 30, 1995 and (iii) a deposit with Zolfo Cooper L.L.C. of a retainer of $75,000 to be held as security for the payment of fees of Zolfo Cooper L.L.C. accrued after September 30, 1995.

                 E. REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in the Credit Agreement (other than those contained clause (vi) of Section 1(a) of this Amendment) shall be true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.

                 F. AMENDMENT COUNTERPARTS. Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, Coram, each Subsidiary Guarantor, each Lender and authorization of delivery of such counterparts.


                 SECTION 5.          REPRESENTATIONS AND WARRANTIES.

                 Each of Coram, the Borrower and each of the Subsidiary Guarantors represents and warrants to each of the Lenders that:

                 A. The execution, delivery and performance of this Amendment by each of Coram, the Borrower and each Subsidiary Guarantor (a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of Coram, the Borrower or any Loan Party, (B) any order of any Governmental Authority or (C) any provisions of any indenture, agreement or other instrument to which Coram, the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound,
(ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets of Coram, the Borrower or any Subsidiary Guarantor.

                 B. This Amendment has been duly executed and delivered by Coram, the Borrower and each Subsidiary Guarantor and constitutes a legal, valid and binding obligation of Coram and the Borrower enforceable against Coram, the Borrower and each Subsidiary Guarantor in accordance with its terms.


                 SECTION 6.          CERTAIN RIGHTS REGARDING DEPOSITS.

                 Coram, the Borrower and the Subsidiary Guarantors agree that in the event of a filing of a voluntary or involuntary petition for relief under Title 11 of the United States Code (the "CODE") with respect to Coram, the Borrower or any Subsidiary Guarantor, Collateral Agent shall, without notice, motion or other application, automatically have and be entitled to immediate, ex parte relief from the automatic stay imposed by Section 362 of the Code to enable Collateral Agent to place a hold, freeze or otherwise restrict Coram's, the Borrower's or any Subsidiary Guarantor's access to all funds, accounts or deposits in the possession of Collateral Agent or any sub-agent, pending an order of the applicable bankruptcy court after notice and hearing; provided that if Collateral Agent places a hold or freeze, or otherwise so restricts access to such funds, accounts or deposits, it shall promptly thereafter notify the Borrower thereof (it being understood that any failure to so notify the Borrower shall not affect Collateral Agent's right to hold, freeze or otherwise restrict access to such funds, accounts or deposits). The prior sentence shall not be deemed to affect the rights of any party hereto with respect to setoff of such funds, accounts or deposits as authorized by Section 9.06 of the Credit Agreement.


                 SECTION 7.          NOTICES.

                 All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement to the applicable address set forth on the signature pages hereto.


                 SECTION 8.          APPLICABLE LAW.

                 THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                 SECTION 9.          NO NOVATION.

                 Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any party under the Credit Agreement, the First Amendment or the Second Amendment, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the First Amendment or the Second Amendment, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.


                 SECTION 10.         RELEASE.

                 Although Coram, the Borrower and the Subsidiary Guarantors do not believe that they have any claims against Administrative Agent, Collateral Agent, the Fronting Bank, or any of the Lenders, each is willing to provide such parties with a general and total release of all such claims in consideration of the extensions and other benefits which the Loan Parties will receive pursuant to this Amendment. Accordingly, each Loan Party, for itself, each of its Subsidiaries and any successor of such Loan Party or such Subsidiary, hereby knowingly, voluntarily, intentionally and irrevocably releases and discharges Administrative Agent, Collateral Agent, the Fronting Bank, each Lender and each of their respective officers, directors, agents and counsel (each a ``RELEASEE'') from any and all actions, causes of action, suits, sums of money, controversies, variances, trespasses, damages, judgments, extents, executions, losses, liabilities, costs, expenses, debts, dues, demands, obligations or other claims of any kind whatsoever, in law, admiralty or equity, which such Loan Party or any of its Subsidiaries ever had, now have or hereafter can, shall or may have against any Releasee for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the Amendment Effective Date; provided, however, that nothing contained in this release shall be construed to waive or alter any right of the Loan Parties to claims that may arise hereafter under sections 542, 543, 544, 545, 547, 548 and 551 of the Federal Bankruptcy Code.


                 SECTION 11.         COUNTERPARTS; EFFECTIVENESS.

                 This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment. This Amendment (other than the provisions of Sections 1 and 2 which shall become effective as provided in Section 4 hereof) shall become effective upon execution of a counterpart hereof by the Borrower, Coram, each Subsidiary Guarantor, each Lender and authorization of delivery of such counterparts.

                [Remainder of page intentionally left blank.]

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                               CORAM HEALTHCARE CORPORATION


                               By: /s/   JAMES M. SWEENEY
                                  -----------------------------------
                                  Name:  James M. Sweeney
                                  Title: Chairman, CEO & President
                                  Notice Address:



                               CORAM, INC.


                               By: /s/   JAMES M. SWEENEY
                                  -----------------------------------
                                  Name:  James M. Sweeney
                                  Title: Chairman, CEO & President
                                  Notice Address:



                               EACH SUBSIDIARY GUARANTOR LISTED
                               ON EXHIBIT A


                               By: /s/   JAMES M. SWEENEY
                                  -----------------------------------
                                  Name:  James M. Sweeney
                                  Title: Chairman, CEO & President
                                  Notice Address:

                                      CHEMICAL BANK, individually and as
                                      Administrative Agent, Collateral Agent and
                                      Fronting Bank


                                      By:/s/ LENARD WEINER
                                         --------------------------
                                         Name:  Lenard Weiner
                                         Title: Vice President
                                         Notice Address:



                                      BANK OF AMERICA NT & SA


                                      By:/s/ LESLIE REUTER
                                         --------------------------
                                         Name:  Leslie Reuter
                                         Title: Vice President

                                         Notice Address:
                                         Bank of America NT & SA
                                         333 S. Beaudry
                                         9th Floor, #24346
                                         Los Angeles, CA 90017


                                      BANK OF IRELAND GRAND CAYMAN


                                      By:/s/ JOHN G. CUSACK
                                         --------------------------
                                         Name: JOHN G. CUSACK
                                         Title: Assistant Treasurer

                                         Notice Address:
                                         Bank of Ireland
                                         640 Fifth Ave.
                                         New York, NY 10019


                                      THE BANK OF NOVA SCOTIA


                                      By: /s/ D.N. GILLESPIE
                                         --------------------------
                                         Name: D.N. GILLESPIE
                                         Title: AGM
                                         Notice Address:

                              BANK POLSKA KASA OPIEKI, S.A.


                              By:/s/ William A. SHEA
                                 -------------------------------
                                 Name: W. A. SHEA
                                 Title: VP
                                 Notice Address:


                              BHF-BANK Aktiengesellschaft f/k/a/
                              BERLINER HANDELS-UND
                              FRANKFURTER BANK GRAND CAYMAN BRANCH


                              By: /s/ BRIAN LOVE
                                 -------------------------------
                                 Name: BRIAN LOVE
                                 Title: SVP
                                 Notice Address:
                                 590 Madison Ave.
                                 New York, NY 10022

                              BHF-BANK Aktiengesellschaft f/k/a/
                              BERLINER HANDELS-UND
                              FRANKFURTER BANK GRAND CAYMAN BRANCH


                              By: /s/ EVON CONTOS
                                 -------------------------------
                                 Name: EVON CONTOS
                                 Title: VP
                                 Notice Address:



                              CHL HIGH YIELD LOAN PORTFOLIO
                              (a Unit of Chemical Bank),


                              By: /s/ RICHARD STEWART
                                 -------------------------------
                                 Name: Richard Stewart
                                 Title: Vice President
                                 Notice Address:



                              CREDIT LYONNAIS CAYMAN ISLAND
                              BRANCH


                              By: /s/ [illegible]
                                 -------------------------------
                                 Name:
                                 Title:
                                 Notice Address:

                                 THE FIRST NATIONAL BANK OF BOSTON


                                 By:/s/ GARRETT QUINN
                                    ------------------------------
                                    Name: Garrett Quinn
                                    Title: Vice President
                                    Notice Address:



                                 THE FIRST NATIONAL BANK OF CHICAGO


                                 By:/s/  [illegible]
                                    ------------------------------
                                    Name: [illegible]
                                    Title: Vice President
                                    Notice Address:



                                 FIRST UNION NATIONAL BANK OF NORTH
                                 CAROLINA


                                 By:/s/  [illegible]
                                    ------------------------------
                                    Name:  [illegible]
                                    Title:   Senior Vice President
                                    Notice Address:



                                 THE MITSUBISHI BANK, LIMITED
                                 CHICAGO BRANCH


                                 By: /s/ NOBORU KOBAYASHI
                                    ------------------------------
                                    Name: NOBORU KOBAYASHI
                                    Title: JOINT GENERAL MANAGER
                                    Notice Address:
                                    THE MITSUBISHI BANK LTD.
                                    CHICAGO BRANCH
                                    115 S. LA SALLE STREET SUITE 2100
                                    CHICAGO, IL  60603

                               NBD BANK


                               By: /s/ [illegible]
                                  --------------------------------
                                  Name: [illegible]
                                  Title: Vice President
                                  Notice Address:


                               NATIONSBANK OF TEXAS, N.A.


                               By:/s/  [illegible]
                                  --------------------------------
                                  Name:  [illegible]
                                  Title:   Senior Vice President
                                  Notice Address:


                               THE SUMITOMO TRUST & BANKING
                               COMPANY, LTD., NEW YORK BRANCH


                               By: /s/ SURAJ P. BHATIA
                                  --------------------------------
                                  Name: SURAJ P. BHATIA
                                  Title: SENIOR VICE PRESIDENT
                                  Notice Address: MANAGER, CORPORATE
                                      FINANCE DEPT.

                                  EXHIBIT A

                               SUBSIDIARIES OF
                        CORAM HEALTHCARE CORPORATION(1)

A.       CORAM HEALTHCARE CORPORATION SUBSIDIARIES:

T2 Medical, Inc.

Curaflex Health Services, Inc.

HealthInfusion, Inc.

H.M.S.S., Inc.

Medisys, Inc.

B.       T2 MEDICAL, INC. SUBSIDIARIES:

Alabama Home Therapeutics VI, Inc.

Athens Home Therapeutics, Inc.

Atlantic Coast Home Therapeutics, Inc. [to be changed to Coram Healthcare Corporation of Virginia]

Augusta Home Therapeutics, Inc.

Baltimore Home Therapeutics, Inc.

Capital Home Therapy, Inc.

Central Texas Home Therapeutics, Inc.

Charleston Home Therapeutics, Inc.

Charleston Home Therapeutics II, Inc.

City Home Therapeutics, Inc.

Colonial Home Therapeutics, Inc.





____________________

(1) Effective upon consummation of the Caremark Acquisition

Columbia Home Therapeutics, Inc.

Columbus Home Therapeutics, Inc.

Commonwealth Home Therapeutics, Inc.

Commonwealth Home Therapeutics II, Inc.

Commonwealth Home Therapeutics III, Inc.

Coram Healthcare Corporation of Alabama, formerly known as Alabama Home Therapeutics, Inc.

Coram Healthcare Corporation of Asheville, formerly known as Asheville Home Therapeutics, Inc.

Coram Healthcare Corporation of Central Florida, formerly known as Home Therapeutics of Florida, Inc.

Coram Healthcare Corporation of Central Virginia, formerly known as Central Virginia Home Therapeutics, Inc.

Coram Healthcare Corporation of Charlotte, formerly known as North Carolina Home Therapeutics, Inc.
 [to be changed to Coram Healthcare Corporation of North Carolina]

Coram Healthcare Corporation of Connecticut, formerly known as Connecticut Home Therapeutics, Inc.

Coram Healthcare Corporation of Georgia, formerly known as Georgia Home Therapeutics, Inc.

Coram Healthcare Corporation of Greater Washington, D.C., formerly known as Potomac Home Therapeutics, Inc.

Coram Healthcare Corporation of Iowa, formerly known as Iowa Home Therapeutics, Inc.

Coram Healthcare Corporation of Mississippi, formerly known as Mississippi Home Therapeutics, Inc.

Coram Healthcare Corporation of New Jersey, formerly known as Northern New Jersey Home Therapeutics, Inc.

Coram Healthcare Corporation of Northern California, formerly known as Lifesource, Inc.


Coram Healthcare Corporation of Northern Nevada, formerly known as TPN, Inc.

Coram Healthcare Corporation of Northern Ohio, formerly known as Cleveland Home Therapeutics, Inc.

Coram Healthcare Corporation of Oklahoma, formerly known as Tulsa Home Therapeutics, Inc.

Coram Healthcare Corporation of Rhode Island, formerly known as Rhode Island Home Therapeutics, Inc.

Coram Healthcare Corporation of Southern Florida, formerly known as Southwest Florida Home Therapeutics, Inc.

Coram Healthcare Corporation of Southern Ohio, formerly known as Tri-State Home Therapeutics, Inc.

Coram Healthcare Corporation of Tennessee, formerly known as Knoxville Home Therapeutics, Inc.

Coram Healthcare Corporation of Shenandoah Valley, formerly known as Shenandoah Home Therapeutics, Inc.

Coram Healthcare Corporation of Washington, formerly known as Puget Sound Home Therapeutics, Inc.

Coram Healthcare Corporation of Western Florida, formerly known as Sarasota Home Therapeutics, Inc.

Coram Healthcare Corporation of Western Kentucky, formerly known as Western Kentucky Home Therapeutics, Inc.

Coram Healthcare Corporation of West Virginia, formerly known as Southern West Virginia Home Therapeutics, Inc.

Cullam Home Therapeutics, Inc.

Dallas Home Therapeutics, Inc.

Dallas Home Therapeutics II, Inc.

Delaware Valley Home Therapeutics, Inc.

Diablo Home Therapeutics, Inc.

Drs. MBWS Home Therapeutics, Inc.

East Tennessee Home Therapeutics, Inc.

Georgia Home Nursing, Inc.

Georgia Home Therapeutics V, Inc.

Golden Gate Home Therapeutics, Inc.

Gramercy Park Home Therapeutics, Inc.

Greater Connecticut Home Therapeutics, Inc.

Greater New York Home Therapeutics, Inc.

Heritage Medical Services of Georgia, Inc.(2)

Home Therapeutics Supply, Inc.

Hunter Home Therapeutics, Inc.

Indiana Home Therapeutics, Inc. [to be
 changed to Coram Corporation of Indiana]

Intracare Corporation(3)

Intracare Holdings Corporation

Kentucky Home Therapeutics, Inc.

Keystone Home Therapeutics, Inc.

Litho Center Southwest, Inc.(4)





____________________

(2) Wholly owned subsidiary of T2 Lithotripter Investment, Inc.

(3) Wholly owned subsidiary of Intracare Holdings Corporation.

(4) Wholly owned subsidiary of T2 Lithotripter Investment of Texas, Inc.

Long Island Home Therapeutics, Inc.

Meridian Home Therapeutics, Inc.

Merritt Home Therapeutics, Inc.

Metropolitan Home Therapeutics II, Inc.

Middle Tennessee Home Therapeutics, Inc.

Mid-Florida Home Therapeutics, Inc.

Midlands Home Therapeutics, Inc.

Milwaukee Home Therapeutics, Inc.

Milwaukee Home Therapeutics II, Inc.

Minnesota Home Therapeutics, Inc.

Mississippi Home Therapeutics II, Inc.

Montgomery Home Therapeutics, Inc.

Montgomery Home Therapeutics II, Inc.

New Orleans Home Therapeutics, Inc.

New York Home Therapeutics, Inc.

Northern New York Home Therapeutics, Inc.

Northshore Home Therapeutics, Inc.

North Texas Home Therapeutics, Inc.

Oceanside Home Therapeutics, Inc.

Penn Valley Home Therapeutics, Inc.

Phoenix Home Therapeutics, Inc.

Piedmont Home Therapeutics, Inc.

Piedmont Home Therapeutics III, Inc.

Piedmont Home Therapeutics IV, Inc.

Professional Home Nursing, Inc.

Rhode Island Home Therapeutics II, Inc.

Rhode Island Home Therapeutics III, Inc.

River City Nursing, Inc.

Sacramento Home Therapeutics, Inc.

Salem Home Therapeutics, Inc.

Santa Barbara Home Therapeutics, Inc.

Sarasota Home Therapeutics II, Inc.

Servicetrends, Inc.

Southeast Home Therapeutics, Inc.

Southeast Home Therapeutics III, Inc.

Southeast Home Therapeutics IV, Inc.

Southern Arizona Home Therapeutics, Inc.

Southern California Home Therapeutics, Inc.
 [to be changed to Coram Healthcare Corporation of San Diego]

Southern Connecticut Home Therapeutics, Inc.

Space Coast Home Therapeutics, Inc.

St. Louis Home Therapeutics, Inc.

Syracuse Home Therapeutics, Inc.

Tampa Bay Area Home Therapeutics, Inc.

Texas Home Therapeutics, Inc.

T-Med, Inc.

Triad Home Therapeutics, Inc.

Tri-State Home Therapeutics III, Inc.

T2 Lithotripter Investment, Inc.

T2 Lithotripter Investment of Alabama, Inc.(5)

T2 Lithotripter Investment of Indiana, Inc.(6)

T2 Lithotripter Investment of Texas, Inc.(7)

T2 Medical Investments, Inc.

Tuscon Home Therapeutics, Inc.

Utah Home Therapeutics, Inc.

Westchester Home Therapeutics, Inc.

West 82nd Street Home Therapeutics, Inc.

White Plains Home Therapeutics, Inc.

C.       CURAFLEX HEALTH SERVICES, INC. SUBSIDIARIES:

Caremark Pharmacy Services, Inc., formerly known as Pharmcor, Inc.

CASC, Inc.

CHC of New York, Inc.(8)

Clinical Homecare Corporation(9)





____________________

(5) Wholly owned subsidiary of T2 Lithotripter Investments, Inc.

(6) Wholly owned subsidiary of T2 Lithotripter Investments, Inc.

(7) Wholly owned subsidiary of T2 Lithotripter Investments, Inc.

(8) Wholly owned subsidiary of Clinical Homecare Corporation.

(9) Wholly owned subsidiary of Curaflex Clinical Services, Inc.

Comprehensive Pharmacy Home IV Services, Inc.

Coram Alternate Site Services, Inc.,
 formerly Curaflex Infusion Services, Inc.

Coram Healthcare Corporation of Arizona

Coram Healthcare Corporation of Colorado

Coram Healthcare Corporation of Louisiana, formerly known as Curaflex Nursing Services, Inc.

Coram Healthcare Corporation of Michigan

Coram Healthcare Corporation of Nebraska

Coram Healthcare Corporation of North
 Texas, formerly known as Continuecare/Curaflex
 Health Services, Inc.

Coram Healthcare Corporation of Oregon

Coram Healthcare Corporation of Southern California

Coram Healthcare Corporation of Southern Nevada

Coram Healthcare Corporation of Utah,
 formerly known as Curaflex Home Solution, Inc.

Coram Healthcare Corporation of Massachusetts

Curaflex Management Services, Inc.

Curaflex Massachusetts, Inc.

Curaflex of New York, Inc.

HomeLine, Inc.

New Jersey Living Center, Inc.

Orion Medical Services, Inc.

Stratogen of Florida, Inc.

Stratogen of Rhode Island, Inc.

D.       MEDYSIS, INC. SUBSIDIARIES:

American Home Therapies, Inc. [to be
 changed to Coram Healthcare of Missouri]

CareVan HomeCare of Illinois, Inc.

CareVan Medical Systems of Indiana, Inc.

CareVan Medical Systems of Ohio, Inc.(10)

CareVan Medical Systems of Texas, Inc.(11)

Coram Healthcare Corporation of Illinois, formerly known as CareVan Medical
 Systems of Illinois, Inc.

Coram Healthcare Corporation of Minnesota, formerly known as CareVan Medical
 Systems, Inc.

Coram Healthcare Corporation of Wisconsin, formerly known as CareVan Medical
 Systems of Wisconsin, Inc.

PharmCare, Inc.

E.       HEALTHINFUSION, INC. SUBSIDIARIES:

First Circle, Inc.(12)

HealthInfusion Dialysis, Inc.

HealthInfusion Franchise, Inc.

HealthInfusion of Delaware, Inc.





____________________

(10) 88.2% owned by Medysis, Inc.

(11) 88.3% owned by Medysis, Inc.

(12) Ceased operations 12/94.

HealthInfusion of Indiana, Inc.

HealthInfusion of Mid-Atlantic, Inc.

HealthInfusion of Naples, Inc.

HealthInfusion of New York, Inc.

HealthInfusion of Oklahoma, Inc.

HealthInfusion of Oregon, Inc.

HealthInfusion of Pennsylvania, Inc.

HealthInfusion of Southern Oregon, Inc.

Hospicenter of Texas, Inc.

In Vivo Acquisition Corporation

NEFRA, Inc.

F        H.M.S.S. SUBSIDIARIES:

Coram Healthcare Corporation of Texas,
 formerly known as H.M.S.S. of Texas, Inc.

H.M.S.S. Infusion Affiliates, Inc.

H.M.S.S. Infusion Affiliates of Jacksonville, Inc.

H.M.S.S. Management, Inc.

H.M.S.S. of New York, Inc.

Therapeutic Affiliates, Inc.

                                    ANNEX I


                                                              September 29, 1995


Chemical Bank, as Administrative Agent
270 Park Avenue, 30th Floor
New York, New York 10017
Attention:  Lenard Wiener

                          Re:  Coram Third Amendment

Ladies and Gentlemen:

                 Reference is hereby made to that certain Third Amendment and Limited Waiver dated as of September 29, 1995 (the "Third Amendment") by and among Coram Healthcare Corporation, Coram, Inc., the Subsidiary Guarantors named on Exhibit A thereto, the financial institutions party thereto ("Lenders") and Chemical Bank, as agent for the Lenders (in such capacity, "Administrative Agent"), as collateral agent for the Lenders, and as fronting bank, which amends that certain Credit Agreement dated as of April 6, 1995 (as amended, supplemented or otherwise modified to the date hereof and from time to time hereafter, the "Credit Agreement"). Capitalized terms used herein without definition shall have the respective meanings set forth in the Credit Agreement. This letter is delivered pursuant to Section 4.A of the Third Amendment.

                 Coram and the Borrower hereby agree that Zolfo Cooper L.L.C., or any other representative designated by Required Lenders, shall have full and unimpeded access to all personnel, books and records of Coram, the Borrower and the Subsidiary Guarantors; provided that such access shall be in accordance with the provisions of the protocol set forth on Schedule A hereto. Coram and the Borrower further agree that this letter agreement shall be a "Loan Document" for all purposes of the Credit Agreement.


                                           CORAM HEALTHCARE CORPORATION

                                           By:________________________________
                                              Name:  James Sweeney
                                              Title:  Chief Executive Officer

                                           CORAM, INC.

                                           By:________________________________
                                              Name:  James Sweeney
                                              Title:  Chief Executive Officer

                                   SCHEDULE A
                                   TO ANNEX I


                  AGREED UPON PROTOCOL FOR ZOLFO COOPER ACCESS
                            AND INTERFACE WITH CORAM
                               September 20, 1995



Zolfo Cooper representatives shall have full and exclusive use of Conference Room A at 1125 Seventeenth Street on the 15th floor. This conference room is inside of Coram's office space and on the same floor as Coram's corporate offices. The telephone number of that conference room is 303-672-8735. The closest fax machine in 303-292-1288.

Zolfo Cooper has agreed to contact Coram personnel telephonically to schedule meetings so as to avoid unnecessary interruptions. All meetings will be scheduled as promptly as possible without unduly disrupting ongoing activities. Meetings will be conducted on Coram premises unless Coram personnel are at other locations and request meetings at those sites.

Zolfo Cooper has agreed that all requested information and copies of documents will be authorized by either Rick Smith or Rod Wolford prior to distribution to Zolfo Cooper. This authorization will be provided as promptly as possible so as not to delay Zolfo Cooper.

Zolfo Cooper has agreed that participation in interviews by a representative of Deloitte & Touche and/or management is acceptable and does not constitute any restriction in access.

Deloitte & Touche will supply Zolfo Cooper with reports, analyses or other documents prepared in the ordinary course of the Company's business or at the request of the Lenders, provided however that nothing herein shall be deemed to waive applicable privileges, including attorney client and attorney workproduct privileges, which would apply to documents, reports or analyses prepared in anticipation of litigation or for trial or incorporating attorney client communications and provided further that nothing herein shall affect or alter that certain Joint Interest Agreement dated September 27, 1995 executed by the Company and the Lenders in connection with the "Caremark Litigation" as defined therein.





                                      I-A